                                                                   EXHIBIT 10.27

                              AMENDMENT AND WAIVER

      This Amendment and Waiver (this "Amendment and Waiver"), dated as of April 16, 1998, to the Amended and Restated Credit Agreement (the "Restated Credit Agreement"), dated as of December 17, 1997, among Del Monte Corporation, a New York corporation (the "Company"), Bank of America National Trust and Savings Association, an administrative agent for the Lenders (the "Administrative Agent"), and the other financial institutions parties thereto, and to the Amended and Restated Parent Guaranty (the "Restated Parent Guaranty"), dated as of December 17, 1997, executed by Del Monte Foods Company, a Maryland corporation ("Parent"), in favor of the Administrative Agent, is made by and among the Company and the financial institutions party hereto. Capitalized terms used herein without definition have the meanings assigned thereto in the Credit Agreement.

                              W I T N E S S E T H:

      WHEREAS, Parent desires to merge (the "Merger") with and into a newly formed, wholly-owned subsidiary of Parent ("Merger Sub"), for the purpose of changing Parent's state of incorporation from Maryland to Delaware (the "Reincorporation");

      WHEREAS, upon consummation of the Reincorporation, (i) Parent shall be merged with and into Merger Sub and its separate corporate existence shall cease and (ii) Merger Sub will continue as the surviving corporation (the "Surviving Corporation") with the corporate name "Del Monte Foods Company" and, as successor of Parent, will be bound by all terms and provisions of the Restated Parent Guaranty and the other Loan Documents to which Parent, immediately prior to the Merger, was a party to the same extent as if Merger Sub had originally been bound thereby; and

      WHEREAS, at the effective time of the Merger (the "Effective Time"), each share of Series C Redeemable Preferred Stock, liquidation preference $1,000 per share, of Parent outstanding immediately prior to the Effective Time will be converted into one share of a newly created series of preferred stock, liquidation value $1,000 per share, of the Surviving Corporation having terms which are substantially the same as the terms of the Series C Preferred Stock.

      NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and payments herein contained, the parties hereto hereby agree as follows:

      SECTION 1. Amendment to the Restated Credit Agreement. The definition of the term "TPG Acquisition Preferred Stock" set forth in Section 1.1 of the Restated Credit Agreement shall be amended and restated to read in its entirety as follows:

            TPG Acquisition Preferred Stock means the 14% Series C Redeemable Preferred Stock, liquidation preference $1,000 per share, of Parent and, upon consummation of a merger of Parent with and into a newly formed, wholly-owned

            Subsidiary of Parent for the purpose of changing Parent's state of incorporation from Maryland to Delaware, shall include the corresponding class of preferred stock of the surviving corporation having terms which are substantially the same as the terms of such Series C Redeemable Preferred Stock of Parent.

      SECTION 2. Waiver to the Restated Parent Guaranty. Notwithstanding the covenants contained in the Restated Parent Guaranty, in order to permit Parent to effect the Reincorporation, Parent may merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation.

      SECTION 3. Assumption. For purposes of greater clarity, immediately following the effectiveness of the Merger, Merger Sub, as survivor of the Merger, shall execute and deliver to the Administrative Agent for the benefit of the Lenders an instrument expressly assuming the obligations of Parent under the Restated Parent Guaranty and all other Loan Documents to which Parent was party immediately prior to the Merger.

      SECTION 4. Miscellaneous.

      (a) Other than as set forth in Section 1 and Section 2 hereof, this Amendment and Waiver does not modify, change or delete any other term, provision, representation, warranty of covenant relating to or contained in the Restated Credit Agreement or the Restated Parent Guaranty, and all such terms, provisions, representations, warranties and covenants remain in full force and effect.

      (b) This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. This Amendment and Waiver may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of which taken together shall constitute but one and the same instrument.

      (c) After the effectiveness of the Merger, Merger Sub shall execute such documents, and do such further acts and things, as the Administrative Agent or the Required Lenders may reasonably request to maintain the validity, effectiveness and priority of the Collateral Documents and the Liens intended to created thereby and to assure the Administrative Agent and the Lenders the benefits of the Loan Documents after giving effect to the Merger.

                                      * * *


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
      IN WITNESS WHEREOF, the undersigned have caused this Amendment and Waiver to be executed by their duly authorized officers as of the date and year first above written.
                               DEL MONTE CORPORATION

                               By: /s/William R. Sawyer
                                   ----------------------------------
                                   William R. Sawyer

                               Title:
                                     --------------------------------

                               DEL MONTE FOODS COMPANY,
                               a Maryland corporation


                               By: /s/ William R. Sawyer
                                   ----------------------------------
                                   William R. Sawyer

                               Title:
                                     --------------------------------


                               DEL MONTE FOODS COMPANY,
                               a Delaware corporation


                               By: /s/ William R. Sawyer
                                   ----------------------------------
                                   William R. Sawyer

                               Title:
                                     --------------------------------


                               BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                               ASSOCIATION, as Administrative Agent, Issuing Lender, Swingline Lender and Lender


                               By: /s/ William J. Stafeil
                                   ----------------------------------
                                   William J. Stafeil

                               Title:  Vice President
                                     --------------------------------


                               BANKERS TRUST COMPANY, as
                               Documentation Agent and as a Lender


                               By: /s/ Mary Jo Jolly
                                   ----------------------------------
                                   Mary Jo Jolly

                               Title:  Assistant Vice President
                                     --------------------------------


                               BANKBOSTON, N.A., as Co-Agent and as a Lender

                               By: /s/
                                   ----------------------------------

                               Title: Vice President
                                     --------------------------------


                               CITICORP USA, INC., as Co-Agent and as a Lender


                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------


                               GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Agent and as a Lender


                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------


                               THE LONG-TERM CREDIT BANK OP JAPAN, LTD., LOS ANGELES AGENCY, as Co-Agent and as a Lender


                               By: /s/
                                   ----------------------------------

                               Title: Deputy General Manager
                                     --------------------------------


                               ABN AMRO BANK N.V., as a Lender


                               By: /s/ Gina M. Bysateri
                                   ----------------------------------
                                   Gina M. Bysateri

                               Title:  Vice President
                                     --------------------------------


                               By: /s/ Dianne D. Barkley
                                   ----------------------------------
                                   Dianne D. Barkley

                               Title:  Group Vice President
                                     --------------------------------

                               BHF-BANK AKTIENGESELLSCHAFT, as a Lender


                               By: /s/
                                   ----------------------------------

                               Title:  Vice President
                                     --------------------------------


                               By: /s/
                                   ----------------------------------
                               Title:  Assistant Treasurer
                                     --------------------------------


                               COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                               EUROPEENE, as a Lender


                               By: /s/Brian O'Leary  Anthony Rock
                                   ----------------------------------
                                   Brian O'Leary  Anthony Rock

                               Title:  Vice Presidents
                                     --------------------------------


                               HELLER FINANCIAL, INC. as a Lender


                               By: /s/
                                   ----------------------------------

                               Title:  Vice President
                                     --------------------------------


                               IMPERIAL BANK, a California banking corporation, as a Lender


                               By:  /s/ Ray Vadalma
                                    ----------------------------------
                                      Ray Vadalma

                               Title:  Senior Vice President
                                     --------------------------------


                               THE INDUSTRIAL BANK OF JAPAN, Limited, Los
                               Angeles Agency, as a Lender


                               By:  /s/
                                    ---------------------------------
                               Title:  Senior Vice President
                                     --------------------------------

                               THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P., as a Lender
                               By: ING Capital Advisors, Inc., as
                                   Investment Advisor


                               By: /s/ Michael D. Hatley
                                   ----------------------------------
                                   Michael D. Hatley

                               Title:  Vice President & Portfolio
                                       Manager
                                     --------------------------------


                               MARINE MIDLAND BANK, as a lender


                               By: /s/
                                   ----------------------------------

                               Title:  Authorized Signatory
                                     --------------------------------


                               MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender


                               By: /s/ Richard E. Spruces II
                                   ----------------------------------
                                   Richard E. Spruces II

                               Title:  Managing Director
                                     --------------------------------


                               MERITA BANK LTD., NEW YORK BRANCH
                               as a Lender


                               By: /s/ Frank Maffei
                                   ----------------------------------
                                   Frank Maffei

                               Title:  Vice President
                                     --------------------------------


                               By: /s/
                                   ----------------------------------

                               Title:  Vice President
                                     --------------------------------

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                               METROPOLITAN LIFE INSURANCE COMPANY,
                               as a Lender


                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------


                               THE MITSUBISHI TRUST AND BANKING CORPORATION, Los Angeles Agency, as Lender


                               By: /s/ Yasushi Satomi
                                   ----------------------------------
                                   Yasushi Satomi

                               Title:  Senior Vice President
                                     --------------------------------


                               MITSUI LEASING CAPITAL CORPORATION, as a Lender
                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------


                               NATIONAL CITY BANK, as a Lender


                               By: /s/ Joseph D. Robison
                                   ----------------------------------
                                   Joseph D. Robison

                               Title:  Vice President
                                     --------------------------------


                               OCTAGON CREDIT INVESTORS LOAN PORTFOLIO (a Unit of The Chase Manhattan Bank), as a Lender


                               By: /s/ Richard W. Stewart
                                   ----------------------------------
                                   Richard W. Stewart

                               Title:  Managing Director
                                     --------------------------------

                               OAK HILL SECURITIES FUND, L.P., as a Lender

                               By: Oak Hill Securities GenPar, L.P., its
                                   General Partner

                               By: Oak Hill Securities MGP, Inc., its General
                                   Partner

                               By:
                                   ----------------------------------
                               Title:
                                     --------------------------------


                               MORGAN STANLEY SENIOR FUNDING. INC.,
                               as a Lender


                               By:
                                   ----------------------------------
                               Title:
                                     --------------------------------


                               PILGRIM AMERICA PRIME RATE TRUST, as a Lender
                               By:  PILGRIM AMERICA INVESTMENTS, INC.,
                                    as its Investment Manager,


                               By: /s/ Howard Tiffen
                                   ----------------------------------
                                   Howard Tiffen

                              Title:  Senior Vice President
                                     --------------------------------


                               COOPERATIEVE CENTRALE RAIFFEISEN-
                               BOERENLEENBANK B.A., "RABOBANK NEDERLAND" NEW YORK BRANCH, as a Lender


                               By: /s/ Ellen A. Polansky
                                   ----------------------------------
                                   Ellen A. Polansky

                               Title:  Vice President
                                     --------------------------------



                               By: /s/ W. Pieter C. Kodde
                                   ----------------------------------
                                   W. Pieter C. Kodde

                               Title:  Vice President
                                     --------------------------------

                               KZH-SOLEIL CORPORATION, as a Lender


                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------


                               VAN KAMPFN CLOI, LIMITED
                               By: VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC.,
                                   As Collateral Manager, as a Lender


                               By: /s/ Jeffrey W. Maillet
                                   ----------------------------------
                                   Jeffrey W. Maillet

                               Title:  Senior Vice President and Director
                                     --------------------------------

                               CITY NATIONAL BANK, as a Lender



                               By: /s/
                                   ----------------------------------

                               Title:  Vice President
                                     --------------------------------


                               ORIX USA CORPORATION, as a Lender

                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------



                               UNION BANK OF CALIFORNIA, N.A., as a Lender

                               By: /s/ David E. Taylor
                                   ----------------------------------
                                   David E. Taylor

                               Title:  Vice President
                                     --------------------------------


                               NATEXIS BANQUE (Formerly Banque Francaise du
                               Commerce Exterieur), as a Lender



                               By: /s/ Iain A. Whyte
                                   ----------------------------------
                                   Iain A. Whyte

                               Title:  Vice President
                                     --------------------------------


                               By: /s/ Daniule Touffu
                                   ----------------------------------
                                   Daniule Touffu

                               Title:  First Vice President and Regional Manager
                                     --------------------------------

                               DRESDNER BANK AG, NEW YORK BRANCH and
                               GRAND CAYMAN BRANCH, as a Lender

                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------


                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------


                               SANWA BUSINESS CREDIT CORP., as a Lender


                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------


                               THE BANK OF NOVA SCOTIA, as a Lender

                               By: /s/
                                   ----------------------------------

                               Title:  Senior Relationship Manager
                                     --------------------------------


                               TCW ASSET MANAGEMENT COMPANY, as Attorney-In-Fact for United Companies Life Insurance Company, as a Lender


                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------




                               TCW ASSET MANAGEMENT COMPANY, as Attorney-In Fact for Integon Life Insurance Corporation, as a Lender

                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------

                               SENIOR DEBT PORTFOLIO
                               By: Boston Management and Research,
                                   its investment adviser

                               By: /s/ Payson F. Swaffield
                                   ----------------------------------
                                   Payson F. Swaffield

                               Title:  Vice President
                                     --------------------------------


                               SOUTHERN PACIFIC BANK



                               By: /s/ Chris Kelleher
                                   ----------------------------------
                                   Chris Kelleher

                               Title:  Vice President
                                     --------------------------------


                               SWISS BANK CORPORATION


                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------




                               MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.



                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------




                               PAMCO CAYMAN LTD.

                               By: Protective Asset Management
                                   Company, as Collateral Manager

                               By:
                                   ----------------------------------

                               Title:
                                     --------------------------------

                               SUMITOMO TRUST & BANKING COMPANY, LTD.


                               By: /s/ Akifumi Shiozaki
                                   ----------------------------------
                                   Akifumi Shiozaki

                               Title:  Deputy General Manager
                                     --------------------------------


                               CANADIAN IMPERIAL BANK OF COMMERCE

                               By: /s/ William M. Swenson
                                   ----------------------------------
                                   William M. Swenson

                               Title:  Authorized Signatory
                                     --------------------------------


                               DLJ CAPITAL FUNDING, INC.



                               By: /s/
                                   ----------------------------------

                               Title:
                                     --------------------------------




                               ML CBO IV (Cayman) Ltd.
                               By: Protective Asset Management
                               Company, as Collateral Manager



                               By: /s/ Mark K. Okadn CFA
                                   ----------------------------------
                                   Mark K. Okadn CFA

                               Title:  Protective Asset Management Company
                                     --------------------------------

                               IBJ SCHRODER BANK & TRUST COMPANY



                               By: /s/ Charles M. Fears
                                   ----------------------------------
                                   Charles M. Fears

                               Title:  Director
                                     --------------------------------


                               ROYALTON COMPANY

                               By: Pacific Investment Management Company, as its
                                   invesment advisor

                               By: PIMCO Management Inc., a general partner


                               By: /s/ Raymond G. Kennedy
                                   ----------------------------------
                                   Raymond G. Kennedy

                               Title:  Senior Vice President
                                     --------------------------------